Business transactions (Summary of Consideration Paid in the Acquisition of the Aguada Baguales, El Porvenir and Puesto Touquet Blocks) (Details) - Neuquen Basin [Member] $ in Thousands	Dec. 31, 2019 USD ($)
Disclosure of detailed information about business combination [line items]
Cash	$ 48,850
Total consideration	48,850
Property, plant and equipment (including mineral interest)	54,929
Inventories	3,659
Provision for other long-term liabilities	(9,738)
Total identifiable net assets	$ 48,850